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                                                                     EXHIBIT 4.1
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NUMBER                                                          FIRST AVENUE                               SHARES
                                                                NETWORKS
FAN

                                                       FIRST AVENUE NETWORKS, INC.

                   COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA,    INCORPORATED UNDER THE LAWS OF THE         SEE REVERSE FOR CERTAIN DEFINITIONS
        JERSEY CITY, NJ AND NEW YORK, NY                  STATE OF DELAWARE                           CUSIP 31865X 10 6


This Certifies that








is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

              -------------------------------------                             -------------------------------------
     ---------------------------------------------- FIRST AVENUE NETWORKS, INC. --------------------------------------------------
              -------------------------------------                             -------------------------------------

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


     /s/ Dean M. Johnson                                                                        /s/ Sandra T. Watson
     PRESIDENT AND CHIEF EXECUTIVE OFFICER                              SEAL                    SECRETARY


COUNTERSIGNED AND REGISTERED:
        EquiServe Trust Company, N.A.

                        TRANSFER AGENT
                        AND REGISTRAR


BY
        /s/ [ILLEGIBLE]
                AUTHORIZED SIGNATURE

                                        Note: Signature of President is for position only

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                AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
                   55TH and SANSOM STREET                                     PROOF OF FEBRUARY 4, 2001
                   PHILADELPHIA, PA 19139                                    FIRST AVENUE NETWORKS, INC.
                      (215) 764-8600                                                 H 72462 fc
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                SALES: M SANDHU: 415-543-858                            OPERATOR:                          HJ
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       / HOME 23 / LIVE JOBS / F / First Ave 72462                                       rev 1
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                          FIRST AVENUE NETWORKS, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporation or its Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                     UNIF GIFT MIN ACT          Custodian
                                                                     ------------------------------
TEN ENT - as tenants by the entireties                                  (Cust)           (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                                 under Uniform Gifts to Minors
          tenants in common                                          Act __________________________
                                                                                 State)
                                                   UNIF TRF MIN ACT -   Custodian (until age_____)
                                                                     ------------------------------
                                                                     (Cust)
                                                                     _______under Uniform Transfers
                                                                     (Minor)
                                                                     to Minors Act ________________
                                                                                        (State)
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    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________            X__________________________________________

                                     X__________________________________________
                                      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By__________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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
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                AMERICAN BANK NOTE COMPANY                      PRODUCTION COORDINATOR: BELINDA BECK: 215-764-8619
                   55TH and SANSOM STREET                                     PROOF OF JANUARY 31, 2001
                   PHILADELPHIA, PA 19139                                    FIRST AVENUE NETWORKS, INC.
                      (215) 764-8600                                                 H 72462 bk
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                SALES: M SANDHU: 415-543-858                            OPERATOR:                          HJ
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       / HOME 23 / LIVE JOBS / F / First Ave 72462                                        NEW
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